Exhibit 10.3

FIRST AMENDMENT TO MANAGEMENT AGREEMENT

This amendment entered this 4th day of January, 1988 by and between INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP S.P., hereinafter referred to as the "Management Agent" and INTERSTATE BUSINESS CORPORATION (SANTA MARIA SHOPPING CENTER), hereinafter referred to as "IBC," the Owner.

WITNESSETH

WHEREAS, Interstate St. Charles, Inc. (SANTA MARIA SHOPPING CENTER) and Interstate General Properties Limited Partnership, S.P. (IGP) entered into a Management Agreement as of January 5, 1987 with respect to the property known as SANTA MARIA SHOPPING CENTER.

WHEREAS, on June 29, 1987 Interstate St. Charles, Inc. changed its name and became Interstate Business Corporation.

WHEREAS, the Management Agent and the Owner desires to further amend the Management Agreement.

NOW, THEREFORE, for good and valuable consideration of which is hereby acknowledged, the parties hereto agree to amend the Management Agreement as follows:

FIRST: That in addition to the management fee stipulated in Paragraph 5 of the Management Agreement, effective January 1, 1988 the Management Agent will charge the Owner and Owner will reimburse the Management Agent for the cost of finance and accounting material and services which will include but will not be limited to salaries, fringe benefits, state and federal taxes, etc. Such reimbursement will be paid by Owner to Management Agent on a monthly basis together with the amount of management fee specified above.

SECOND: Except as modified herein, Management Agent and Owner certify and confirm that all the terms and covenants of the Management Agreement, as amended, shall remain in full force and effect and the agreement and its amendment shall be construed and read as one instrument.

IN WITNESS WHEREOF, the parties hereto have signed this Amendment to Management Agreement the day, month and year first above written.

INTERSTATE GENERAL PROPERTIES	INTERSTATE BUSINESS CORPORATION
LIMITED PARTNERSHIP S.P.	(OWNER)
(MANAGEMENT AGENT)

/s/ Rogelio Perez-Guzman	/s/ Donald G. Blakeman
Rogelio Perez-Guzman	Donald G. Blakeman
Senior Vice President	Executive Vice President